UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): November 3, 2004


                               ARADYME CORPORATION
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             (Exact name of registrant as specified in its charter)


           Delaware                   000-50038                 33-0619254
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(State or other jurisdiction of      (Commission              (IRS Employer
 incorporation or organization)      File Number)          Identification No.)


                  677 E 700 S, Suite 201
                     American Fork, UT                       84003
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         (Address of principal executive offices)          (Zip code)


                                  801-756-9585
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              (Registrant's telephone number, including area code)


                                       n/a
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ITEM 8.01--OTHER EVENTS

         Aradyme Corporation has signed an agreement to team with Accenture LLP (NYSE: ACN) to provide data migration services for the delivery of voter registration and election management solutions for the State of Kansas to comply with the National Help America Vote Act of 2002, or HAVA.

         According to the terms of the agreement, Aradyme will help collect and provide the data extraction, transformation and loading solution needed to consolidate Kansas' 105 disparate county voter registration databases into a single, statewide system. Aradyme's extraction, transformation and loading services, which are made possible because of Aradyme's underlying dynamic database technology, are provided as part of Accenture's Election Services Management(tm) product.

         The working relationship of Accenture and Aradyme with the State of Kansas is expected to continue through the third quarter of 2005.

         The Help America Vote Act of 2002 requires each state to establish and maintain a single, central, uniform, official, interactive, computerized, statewide voter registration database that is defined, maintained and administered at the state level. The federal government will award more than $3.0 billion to the 50 states through 2006 to fund these endeavors. The deadline for states to implement a HAVA-compliant, computerized, statewide voter registration database is January 1, 2006. For more information on these and other HAVA requirements, visit http://www.fec.gov/hava/hava.htm.

         Accenture is a global management consulting, technology services, and outsourcing company. With a presence in 48 countries, Accenture reported net revenues of US $13.67 billion for the fiscal year ended August 31, 2004.

         Aradyme Corporation is a data technologies company that provides data migration and applications development solutions. These services and solutions are made possible by a suite of exclusive database management tools and a database platform.
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         This report contains statements about the future, sometimes referred to as "forward-looking" statements. Forward-looking statements are typically identified by the use of the words "believe," "may," "should," "expect," "anticipate," "estimate," "project," "propose," "plan," "intend" and similar words and expressions. We intend that the forward-looking statements will be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements that describe our future strategic plans, goals or objectives are also forward-looking statements.

         Although we have attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause the forward-looking statements not to come true as described in this report. These forward-looking statements are only predictions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially. While we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The forward-looking information is based on present circumstances and on our predictions respecting events that have not occurred, that may not occur, or that may occur with different consequences from those now assumed or anticipated. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see Aradyme's Annual Report on Form 10-KSB for the year ended September 30, 2003, and other SEC reports.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ARADYME CORPORATION
                                                  Registrant


Dated: November 3, 2004                           By  /s/ Kirk L. Tanner
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                                                     Kirk L. Tanner, President

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